UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

112 West 34th Street, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

          On March 10, 2011, Foot Locker, Inc. (the “Company”) management will be presenting at the Bank of America Merrill Lynch 2011 Consumer Conference in New York City. The related written presentation of the Company is furnished as Exhibit 99.1. A non-GAAP to GAAP reconciliation schedule for the non-GAAP measures referred to in the presentation is attached as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Foot Locker, Inc. presentation slides
99.2	Non-GAAP to GAAP Reconciliation Schedule

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC. (Registrant)

Date: March 10, 2011	By:	/s/ Robert W. McHugh

Executive Vice President and
Chief Financial Officer